BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Class VA (offered on and after May 2, 2016)

Supplement dated September 19, 2022 to the Prospectus dated April 29, 2022

This supplement revises information in the prospectus dated April 29, 2022 for Class VA (offered on and after May 2, 2016) variable annuity contracts issued by Brighthouse Life Insurance Company of NY (“we,” “us,” or “our”) which will (1) increase certain GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates available under the FlexChoice Access Level variation of the GLWB rider, (2) increase certain GLWB Withdrawal Rates available under the FlexChoice Access Expedite variation of the GLWB rider, and (3) decrease certain GLWB Lifetime Guarantee Rates available under the FlexChoice Access Expedite variation of the GLWB rider. These changes are effective October 3, 2022 and this supplement explains which rates you will receive if you purchase a contract.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like a copy of the prospectus, write to us at: Brighthouse Life Insurance Company of NY, Annuity Service Center, P.O. Box 305075, Nashville, TN 37230-5075, or call us at (888) 243-1932, to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Contracts issued prior to October 3, 2022 will receive the FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the April 29, 2022 prospectus.

Contracts issued on and after October 3, 2022 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Regulation 60 Transactions. Certain contract purchases involving a replacement of another insurance contract are subject to New York Regulation No. 60 (11 NYCRR 51), and different transaction rules will apply. Please consult with your financial professional to determine if one of the below processes will apply to your transaction.

Necessary paperwork for a Regulation 60 transaction initiated and contracts issued prior to October 3, 2022 will receive the FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the April 29, 2022 prospectus.

Necessary paperwork for a Regulation 60 transaction initiated prior to October 3, 2022 and contracts issued on and after October 3, 2022 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Necessary paperwork for a Regulation 60 transaction initiated and contracts issued on and after October 3, 2022 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

SUPP-FCVANY-0922

New FlexChoice Access GLWB Rate Table effective October 3, 2022

Under “Living Benefits—Guaranteed Lifetime Withdrawal Benefit—GLWB Rate Table” in the prospectus, for FlexChoice Access Level and FlexChoice Access Expedite, 1) replace the “—” in the column “Date Last Available” with “10/02/22,” and 2) insert the following new rows as the first rows of the FlexChoice Access Level and FlexChoice Access Expedite rate tables:

FlexChoice Access Level

Offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime.

Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age / Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)[1]		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)		Rider Charge
10/03/22	—	5.00%	10th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least age 50 years old at contract issue.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate	Maximum Charge: 2.00% of the Benefit Base Current Charge: 1.35% of the Benefit Base
					Minimum Spousal Age: Your Spouse’s Date of Birth may not be more than 10 years after your Date of Birth.	59 1⁄2 to less than 65	4.25%	4.25%	3.25%
						65+	5.25%	5.25%	4.25%

FlexChoice Access Expedite

Offers a higher GLWB Withdrawal Rate while your Account Value is greater than zero and a reduced GLWB Lifetime Guarantee Rate if your Account Value is reduced to zero.

Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age / Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)[1]		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)			Rider Charge
07/20/22	—	5.00%	10th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least age 50 years old at contract issue. Minimum Spousal Age: Your Spouse’s Date of Birth may not be more than 10 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Age When Account Value is Reduced to Zero	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate	Maximum Charge: 2.00% of the Benefit Base Current Charge: 1.35% of the Benefit Base
						59 1⁄2 to less than 65	5.25%	79 or younger	2.50%	2.00%
								80+	3.00%	2.25%
						65+	7.25%	79 or younger	3.00%	2.25%
								80+	3.00%	2.25%

1.

When the Account Value is greater than zero, only one GLWB Withdrawal Rate will apply. Your GLWB Withdrawal Rate is determined by when you take your first withdrawal after the Lifetime Withdrawal Age and is independent of your election of payments using the applicable Single or Joint Lifetime Guarantee Rate when your Account Value is reduced to zero.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE